Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of NPC Restaurant Holdings, LLC (the “Company”) on Form 10-K for the period ended December 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James K. Schwartz, President, Chief Executive Officer and Chief Operating Officer of NPC Restaurant Holdings, LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 27, 2015

/s/ James K. Schwartz
James K. Schwartz
Chairman, President, Chief Executive Officer and Chief Operating Officer